       THE FINANCE COMPANY OF PENNSYLVANIA
                                FOUNDED 1871
                                [SWIRL ARTWORK]

                                 ANNUAL REPORT

                               DECEMBER 31, 1999

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               BOARD OF DIRECTORS
                             Charles E. Mather III

              Shaun F. O'Malley                             Jonathan D. Scott
           Herbert S. Riband, Jr.                          Frank A. Wood, Jr.

                                    OFFICERS
                        Charles E. Mather III, President
                    Frank A. Wood, Jr., Secretary-Treasurer
                   Doranne H. Case, Asst. Secretary-Treasurer
                     Mary Ellen Christ, Assistant Secretary

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               February 11, 2000

TO OUR SHAREHOLDERS:

     We are pleased to submit your Company's one hundred and twenty-eighth Annual Report.

     The following is a summary of financial information for the years 1995 to 1999:

         NET        DIVIDENDS PAID     DEC. 31
      INVESTMENT   ----------------   NET ASSET
YEAR    INCOME     REGULAR   EXTRA      VALUE
----  ----------   -------   ------   ---------
1995    $24.80     $11.00    $15.73*  $  736.90
1996     25.65      11.00     14.67*     827.81
1997     25.22      11.00     14.33    1,052.11
1998     25.49      12.00     13.54    1,067.46
1999     26.39      12.75     13.73*   1,040.12

     As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 1999 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

     We are pleased that for the fourth straight year, this company has been able to increase our dividend. Looking to the future and the volatility of the equity markets, we will continue to exercise vigilance and maintain our emphasis on quality. However, at this time we cannot predict that the recent annual increases in dividend will continue.

     On January 31, 2000, the Company paid to the shareholders of record on December 31, 1999, the regular quarterly dividend of $3.25 and an extra dividend of $13.73, making a total dividend of $16.98. The tax law also requires that the final dividend, although paid in 2000, is taxable to the shareholders in 1999. In addition to this dividend, in 1999 the Company paid to the shareholders regular dividends of $3.00 on March 31, and $3.25 each on June 30 and September 30, for a total of $12.75 in regular dividends.

     Common stocks constitute 81.58% of the portfolio of investments at market on December 31, 1999, compared with 84.35% one year earlier.

     Our Investment Adviser, Cooke & Bieler, Inc., is present at each of our Board Meetings and is available for consultation throughout the year.

     THE FINANCE COMPANY OF PENNSYLVANIA thanks you for your continued interest and support as we enter the twenty-first century.

                                                        /s/Charles E. Mather III

                                           Charles E. Mather III, President

*Includes short term capital gain of $1.97 in 1995, $.27 in 1996 and $1.38 in 1999.

[DELOITTE & TOUCHE LLP LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Finance Company of Pennsylvania:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Finance Company of Pennsylvania (the "Company") as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the condensed financial information for each of the years in the five-year period ended December 31, 1999. These financial statements and the condensed financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the condensed financial information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and condensed financial information present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania at December 31, 1999, the results of its operations, the changes in its net assets, and the condensed financial information for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 19, 2000

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
INVESTMENTS-AT MARKET OR FAIR VALUE (NOTE 1):
     SHORT TERM SECURITIES (IDENTIFIED COST
           $5,219,095)................................  $ 5,220,262
     U.S. TREASURY NOTES & BONDS (IDENTIFIED COST
           $5,607,560)................................    5,526,016
     COMMON STOCKS (IDENTIFIED COST $9,878,710)
           INCLUDING AFFILIATE (NOTE 2)...............   47,581,378
                                                        -----------
                TOTAL INVESTMENTS.....................   58,327,656
CASH..................................................       65,144
ACCRUED INTEREST AND DIVIDENDS RECEIVABLE.............      220,482
PREPAID EXPENSES......................................       15,727
OTHER ASSETS..........................................       11,090
                                                        -----------

                TOTAL.................................   58,640,099
                                                        -----------
LIABILITIES
ACCRUED EXPENSES AND TAXES (NOTE 1)...................      740,365
DIVIDENDS PAYABLE (NOTE 6)............................      935,480
                                                        -----------

                TOTAL.................................    1,675,845
                                                        -----------
NET ASSETS
NET ASSETS (WITH INVESTMENTS AT MARKET OR FAIR VALUE)
     EQUIVALENT TO $1,040.12 PER SHARE ON SHARES OF
     54,767 $10 PAR VALUE CAPITAL STOCK OUTSTANDING AT
     DECEMBER 31, 1999 (AUTHORIZED 232,000 SHARES)....  $56,964,254
                                                        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999
                         SHORT TERM SECURITIES -- 8.95%

     Face Value/
  Principal Amount
  ----------------
      2,884,594         FED FUND........................  $2,884,594    $2,884,594
        333,917         FEDERAL TRUST FUND..............     333,917       333,917
         10,000         TREASURY TRUST FUND.............      10,000        10,000
        500,000         TREAS. BILL 5.06%; 1/27/00......     498,182       498,447
      1,000,000         TREAS. BILL 5.06%; 1/27/00......     996,238       996,893
        500,000         TREAS. BILL 5.13%; 2/24/00......     496,164       496,411
                                                          ----------    ----------
                        TOTAL...........................   5,219,095     5,220,262
                                                          ----------    ----------

                     U.S. TREASURY NOTES AND BONDS -- 9.47%

                                                                        Aggregate
                                                                          Quoted
      Principal                                           Identified   Market Price
       Amount                                                Cost        (Note 1)
---------------------                                     ----------   ------------
        700,000         U.S. TREASURY NOTES 7 3/4% DUE
                             1/31/00....................     699,980       701,094
        500,000         U.S. TREASURY NOTES 5 3/8% DUE
                             6/30/00....................     499,760       499,062
      1,000,000         U.S. TREASURY NOTES 7 7/8% DUE
                             8/15/01....................   1,018,483     1,024,063
        750,000         U.S. TREASURY NOTES 6 3/8% DUE
                             8/15/02....................     755,093       750,703
      1,000,000         U.S. TREASURY NOTES 7 1/4%
                             DUE 8/15/04................   1,072,432     1,030,938
        500,000         U.S. TREASURY NOTES 6 1/2% DUE
                             5/15/05....................     498,273       499,844
      1,000,000         U.S. TREASURY BOND 7 5/8% DUE
                             2/15/07....................   1,063,539     1,020,312
                                                          ----------    ----------
                        TOTAL...........................   5,607,560     5,526,016
                                                          ----------    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1999

                            COMMON STOCKS -- 81.58%

                                                                        Aggregate
                                                                          Quoted
       Number                                            Identified    Market Price
      of Shares                                             Cost         (Note 1)
---------------------                                    -----------   ------------
                        PETROLEUM AND MINING -- 8.93%
         58,403         EXXON MOBIL CORP...............  $   154,159   $ 4,705,092
         30,000         PENN VIRGINIA CORP. ...........       22,382       502,500
                                                         -----------   -----------
                        TOTAL..........................      176,541     5,207,592
                                                         -----------   -----------
                        BANKING, INSURANCE AND FINANCIAL
                        HOLDING COMPANIES -- 36.31%
         16,500         MARSH & MCLENNAN, INC. ........      428,861     1,578,844
        424,000         PNC BANK CORP. ................      256,167    18,868,000
         10,000         STATE STREET CORP. ............      152,542       730,625
                                                         -----------   -----------
                        TOTAL..........................      837,570    21,177,469
                                                         -----------   -----------
                        MANUFACTURING AND DIVERSIFIED -- 20.15%
         16,000         AVON PRODUCTS .................      414,987       528,000
         10,500         CORNING INC. ..................      342,127     1,353,844
         24,000         DOVER CORP. ...................      215,644     1,089,000
          6,000         DOW CHEMICAL CO. ..............      116,337       801,750
         12,000         EMERSON ELECTRIC...............      181,980       688,500
         28,500         GENUINE PARTS..................      469,072       707,156
         22,500         HASBRO.........................      422,455       427,500
         10,000         INT'L BUSINESS MACHINES........      256,675     1,080,000
         10,000         MINNESOTA MINING & MFG. CO. ...      170,764       978,750
          8,500         MOTOROLA ......................      368,986     1,251,625
         15,000         NATIONAL SERVICES INDUSTRIES...      494,138       442,500
         18,766         NEWELL RUBBERMAID INC. ........      555,988       544,214
          6,000         PITNEY BOWES INC. .............      280,238       289,875
         15,000         SNAP-ON INC. ..................      455,250       398,437
         30,000         SHERWIN WILLIAMS CO. ..........      481,800       630,000
         24,000         XEROX CORP. ...................      661,550       544,500
                        -------------------------------  -----------   -----------
                        TOTAL..........................    5,887,991    11,755,651
                        -------------------------------  -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1999

                           COMMON STOCKS -- CONCLUDED

                                                                        Aggregate
                                                                          Quoted
       Number                                            Identified    Market Price
      of Shares                                             Cost         (Note 1)
---------------------                                    -----------   ------------
                        DRUGS AND PHARMACEUTICALS -- 3.47%
         15,000         BECTON, DICKINSON CO. .........  $   441,067   $   404,062
          8,000         JOHNSON & JOHNSON..............       88,070       746,000
         13,000         MERCK & CO. ...................      146,402       873,438
                                                         -----------   -----------
                                                             675,539     2,023,500
                                                         -----------   -----------
                        COMMUNICATIONS -- 2.11%
         20,000         BELL ATLANTIC CORP. ...........      178,287     1,231,250
                                                         -----------   -----------
                        FOOD/RETAIL MERCHANDISING -- 2.00%
         20,000         COCA-COLA CO. .................       23,981     1,165,000
                                                         -----------   -----------
                        INTERNATIONAL FUNDS -- 5.13%
         80,496         SCUDDER INT'L EQUITY INVEST.
                             TR. ......................    2,027,402     2,989,616
                                                         -----------   -----------
                        DIVERSIFIED HOLDING -- 3.48%
            732         PENNSYLVANIA WAREHOUSING AND
                             SAFE DEPOSIT COMPANY (NOTE
                             2)........................       71,399     2,031,300
                                                         -----------   -----------
                        TOTAL COMMON STOCKS............    9,878,710    47,581,378
                                                         -----------   -----------
                        TOTAL INVESTMENTS..............  $20,705,365   $58,327,656
                                                         ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
     INCOME:
           DIVIDENDS (INCLUDING DIVIDENDS FROM
                AFFILIATE -- NOTE 2)...................   $ 1,437,932
           INTEREST....................................       396,452
           OTHER INCOME................................        76,434
                                                          -----------
                TOTAL..................................     1,910,818
     EXPENSES:
           COMPENSATION...................  $   118,250
           TAXES OTHER THAN INCOME
             TAXES........................       35,853
           DIRECTORS' FEES................       47,375
           INVESTMENT ADVISORY FEES
             (NOTE 5).....................      123,298
           LEGAL..........................       11,820
           AUDITING & ACCOUNTING..........       51,150
           CUSTODIAN......................       16,754
           INSURANCE......................       18,890
           OTHER OFFICE AND
             ADMINISTRATIVE...............       25,339
                                            -----------
                TOTAL..................................       448,729
                                                          -----------
     NET INVESTMENT INCOME.............................     1,462,089
                                                          -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 3):
     REALIZED GAIN FROM SECURITY
           TRANSACTIONS (EXCLUDING
           SHORT-TERM INVESTMENTS):
           PROCEEDS FROM SALES............  $ 5,856,472
           COST OF SECURITIES SOLD........    3,774,942
                                            -----------
                NET REALIZED GAIN......................     2,081,530
     UNREALIZED APPRECIATION OF
        INVESTMENTS:
           AT JANUARY 1, 1999.............  $40,400,846
           AT DECEMBER 31, 1999...........   37,622,291
                                            -----------
     DECREASE IN NET UNREALIZED APPRECIATION...........    (2,778,555)
                                                          -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS........      (697,025)
CAPITAL GAINS TAX PAYABLE ON BEHALF OF SHAREHOLDERS
  (NOTE 1).............................................      (725,451)
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $    39,613
                                                          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                               1999          1998
                                            -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
  OPERATIONS:
     NET INVESTMENT INCOME................  $ 1,462,089   $ 1,432,797
     NET REALIZED GAIN ON INVESTMENTS.....    2,081,530     3,508,789
     DECREASE INCREASE IN NET UNREALIZED
        APPRECIATION ON INVESTMENTS.......   (2,778,555)   (1,422,815)
     CAPITAL GAINS TAX PAYABLE ON BEHALF
        OF SHAREHOLDERS (NOTE 1)..........     (725,451)   (1,218,450)
                                            -----------   -----------
     NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS...................       39,613     2,300,321
     UNDISTRIBUTED INVESTMENT INCOME
        INCLUDED IN PRICE OF SHARES
        REDEEMED..........................       (7,582)       (4,941)
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS INCLUDED IN PRICE OF
        SHARES REDEEMED...................       (8,813)      (27,502)
     DIVIDENDS TO SHAREHOLDERS FROM NET
        INVESTMENT INCOME.................   (1,454,503)   (1,427,702)
CAPITAL SHARE TRANSACTIONS:
     (EXCLUSIVE OF AMOUNTS ALLOCATED TO
        INVESTMENT INCOME AND NET REALIZED
        GAIN FROM SECURITY TRANSACTIONS)
        (NOTE 1):
           COST OF SHARES OF CAPITAL STOCK
             REDEEMED.....................   (1,186,939)     (621,152)
                                            -----------   -----------
     TOTAL INCREASE (DECREASE) IN NET
        ASSETS............................   (2,618,224)      219,024
NET ASSETS:
     BEGINNING OF YEAR....................   59,582,478    59,363,454
                                            -----------   -----------
     END OF YEAR [INCLUDING UNDISTRIBUTED
        NET INVESTMENT LOSS OF $269,299
        AND $269,302 RESPECTIVELY]........  $56,964,254   $59,582,478
                                            ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

1. SIGNIFICANT ACCOUNTING POLICIES
     The Company is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. Transactions in capital stock were as follows:

                                                 Number        Aggregate
                                                of Shares        amount
                                                ---------      ----------
Shares redeemed:
     Year Ended December 31, 1999.............    1,050        $1,203,334
     Year Ended December 31, 1998.............      606        $  653,594

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Portfolio Valuation
     Investments are valued using published bid quotes as of December 31, 1999. Costs used to determine realized gain or loss from securities transactions are those of the specific securities sold. Investments in non-marketable securities are valued at fair value as determined by the Board of Directors (see Note 2).

Federal Income Taxes
     No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of the Internal Revenue Code. As such, the Company is paying the applicable Federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The Company's financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

Other
     As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

2. NON-MARKETABLE SECURITY OF AFFILIATE
     There is no ready market for the below listed security. Fair value is established by the Board of Directors of The Finance Company of Pennsylvania.

     The Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a "control person," it would be necessary to register said shares under the Securities Act of 1933 prior to their sale.

                                                             For the
                                                           year ended
                              December 31, 1999           December 31,
                      ---------------------------------       1999
                      Percent   Identified      Fair        Dividend
Shares                 Owned       Cost        Value         Income
------                -------   ----------   ----------   -------------
732     Pennsylvania
        Warehousing
        and Safe
        Deposit
        Company       16.92%     $71,399     $2,031,300      $91,500
                      ======     =======     ==========      =======

3. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold (excluding U.S. Government short-term securities) for the year ended December 31, 1999 were:

                             Historical                      Cost of
                               Cost of     Proceeds from   Securities
                             Investments     Sales and      Sold and
                              Purchased     Maturities       Matured
                             -----------   -------------   ----------
Common stocks..............  $ 2,234,433    $ 5,856,472    $ 3,774,942
U.S. Treasury Notes........    1,071,250        900,000        900,000
Short-term securities......    8,902,142      7,639,037      7,639,037
                             -----------    -----------    -----------
     Total.................  $12,207,825    $14,395,509    $12,313,979
                             ===========    ===========    ===========

4. LEASE
     The Company rents office space under a lease expiring in April 2000. The lessor Company's President also serves on the Board of Directors of the Company. Minimum annual rental for this space is $5,400.

5. OTHER INFORMATION FOR THE YEAR ENDED
   DECEMBER 31, 1999
     Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of officers amounted to $118,250.

     Investment advisory fees payable monthly to Cooke & Bieler, Inc., are based on the monthly closing portfolio value, less the value of certain investments at an annual rate of .5 of 1%.

6. SUBSEQUENT EVENT
     A dividend from net investment income of $929,944 was declared on December 8, 1999 payable at $16.98 per share on January 31, 2000 to shareholders of record on December 31, 1999.

                        CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

                                           Year Ended December 31,
                             1999        1998        1997        1996       1995
                           -------------------------------------------------------
----------------------------------------------------------------------------------
Investment income........  $   34.49   $   33.33   $   32.49   $ 32.33    $ 30.77
Expenses.................       8.10        7.84        7.27      6.68       5.97
                           ---------   ---------   ---------   -------    -------
Net investment income....      26.39       25.49       25.22     25.65      24.80
Dividends from net
  investment income......     (26.48)     (25.54)     (25.33)   (25.67)    (26.73)
Net realized gain (loss)
  and increase (decrease)
  in unrealized
  appreciation...........     (27.25)      15.40      224.41     90.93     170.09
                           ---------   ---------   ---------   -------    -------
Net increase (decrease)
  in net asset value.....     (27.34)      15.35      224.30     90.91     168.16
Net asset value:
  Beginning of year......   1,067.46    1,052.11      827.81    736.90     568.74
                           ---------   ---------   ---------   -------    -------
  End of year............  $1,040.12   $1,067.46   $1,052.11   $827.81    $736.90
                           =========   =========   =========   =======    =======
Annual ratio of expenses
  to average net
  assets.................       0.74%       0.74%       0.78%     0.86%      0.89%
Annual ratio of net
  investment income to
  average net assets.....       2.40%       2.42%       2.68%     3.32%      3.72%
Annual portfolio turnover
  rate...................       6.31%       8.13%      10.44%     5.29%      4.67%
Number of shares
  outstanding at end of
  period in thousands....         55          55          56        58         58

                       See Notes to Financial Statements

                    CHANGES IN THE PORTFOLIO OF INVESTMENTS
                     (EXCLUSIVE OF SHORT-TERM INVESTMENTS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999

                                   PURCHASES

                                            Changes       Balance
                                             During     December 31,
                                           the Period       1999
                                           ----------   ------------
                                               Number of Shares
                                           -------------------------
Avon Products............................     9,000        16,000
Becton, Dickinson & Co. .................     5,000        15,000
National Services Industries.............    15,000        15,000
Pitney Bowes Inc. .......................     6,000         6,000
Newell Rubbermaid........................     3,000        18,766
Snap-On Inc..............................     5,000        15,000
Xerox Corp. .............................    14,000        24,000

                                     SALES

                                               Number of Shares
                                           -------------------------
Boeing Co. ..............................     5,000            --
Corning Inc. ............................     8,500        10,500
Dover Corp. .............................     5,000        24,000
Kalmar Small Cap Fund....................    69,881            --
Motorola.................................     9,500         8,500
PNC Bank Corp. ..........................    10,000       424,000
Tyco Inc. ...............................     6,259            --

                                 STOCK MERGERS

                                               Number of Shares
                                           -------------------------
Tyco Inc. ...............................     6,259            --
Exxon Mobil..............................    58,403        58,403

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